United Realty Trust 10-Q

EXHIBIT 10.2

LETTER OF AGREEMENT

This agreement is made this 19th day of May, 2015, between and among United Realty Trust Incorporated, a Maryland corporation, with an address of 60 Broad Street, 34th Floor, New York, NY 10004 (the “Trust”) and United Realty Advisors, LP, an Delaware limited partnership with an address of 60 Broad Street, 34th Floor, New York, NY 10004 (the “Advisor”).

WHEREAS, the Trust has accepted the contribution of that certain property more particularly defined on Schedule A (attached hereto) (the “Property”) from United Realty Advisors, LP (the “Advisor”), in order to satisfy Two Million Five Hundred Twenty Thousand and No/100 Dollars ($2,520,000) of its obligations under that certain Demand Note dated March 31, 2015, in the amount of Five Million Three Hundred Thirty Two Thousand Three Hundred Twenty Six and No/100 Dollars ($5,332,326.00).

WHEREAS, the Trust has accepted the aforementioned contribution from the Advisor based on its review of that certain Appraisal of Property prepared by Valuation Consultants, Inc., dated June 14, 2008 (the “Appraisal”).

NOW, THEREFORE, in consideration of the covenants set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree, represent and warrant as follows:

1.	The Trust will commission a new appraisal of the Property (“Updated Appraisal”).

2.	Should the Updated Appraisal value the property at less than Two Million Five Hundred Twenty Thousand and No/100 Dollars ($2,520,000), the Advisor shall make a cash payment to the Trust in an amount representing the difference between the Updated Appraisal Valuation and Two Million Five Hundred Twenty Thousand and No/100 Dollars ($2,520,000).

3.	Should the Updated Appraisal value the property at more than Two Million Five Hundred Twenty Thousand and No/100 Dollars ($2,520,000), the Trust shall not be required to make any payments to the Advisor.

4.	Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and assigns

[Signatures to Follow]

IN WITNESS WHEREOF, the parties have duly executed this agreement the day and year first above written.

UNITED REALTY ADVISORS, LP
a Delaware limited partnership

By:
Name:
Title:

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 19 day of May in the year 2015 before me, the undersigned, personally appeared Jacob Frydman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

UNITED REALTY TRUST INCORPORATED
a Maryland corporation

By:
Name:
Title:

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 19 day of May in the year 2015 before me, the undersigned, personally appeared Jacob Frydman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

SCHEDULE A

Legal Description

All that certain lot, piece or parcel of land, situate, lying and being in the Town of Lloyd, County of Ulster, State of New York being more particularly described as follows:

BEING known and designated as Section 80.3, Block 2, Lot 4.100, as shown on map filed in the Ulster County Clerk’s Office on January 8, 2010 as Map No. 10-01.

Note: Address, Block & Lot shown for informational purposes only

Designated as Section 80.3 Block 2, Lot 4.100 and also known as Route 9 West.